Exhibit 32.1







                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. ss.1350 (as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002), We, the undersigned, hereby certify that to the best of our knowledge the Quarterly Report on Form 10-QSB of The Reserve Petroleum Company for the quarter ended September 30, 2005 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:   November 11, 2005            /s/ Mason McLain
                                     -----------------------------------
                                     Mason McLain, President
                                     (Chief Executive Officer)




Date:  November 11, 2005             /s/ James L. Tyler
     ----------------------------    -----------------------------------
                                     James L. Tyler
                                     2nd Vice President, Secretary/Treasurer
                                     (Chief Financial Officer)